THE KOREA FUND, INC.

Annual Report

June 30, 1997

A closed-end investment company seeking long-term appreciation of capital through investment in Korean securities.

The Korea Fund, Inc.
--------------------------------------------------------------------------------
Investment objective and policies

o    long-term capital appreciation through investment in Korean securities

Investment characteristics

o    investments in a broad spectrum of Korean industries

o    closed-end investment company

o first United States investment company authorized to invest in Korean securities

o a vehicle for international diversification through participation in the Korean economy

General Information
--------------------------------------------------------------------------------
Executive offices
                              The Korea Fund, Inc.
                                 345 Park Avenue
                               New York, NY 10154

                      For Fund Information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent
For account information: 1-800-426-5523

                       State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

Custodian
   Brown Brothers Harriman & Co.
     Subcustodian-Citibank, N.A.--Seoul office
Legal counsel
   Debevoise & Plimpton
Independent Accountants
   Coopers & Lybrand L.L.P.


New York Stock Exchange Symbol -- KF


Contents
--------------------------------------------------------------------------------
In Brief                                                   3
Letter to Shareholders                                     3
Other Information                                          6
Investment Summary                                         7
Portfolio Summary                                          8
Investment Performance                                     9
Investment Portfolio                                      11
Financial Statements                                      20
Financial Highlights                                      23
Notes to Financial Statements                             24
Report of Independent Accountants                         28
Tax Information                                           29
Shareholder Meeting Results                               30
Dividend Reinvestment and
   Cash Purchase Plan                                     31
Officers and Directors                                    33


Comparisons between changes in the Fund's net asset value per share and changes in the Korea Stock Exchange Index should be considered in light of the Fund's investment policy and objective, the characteristics and quality of the Fund's investments, the size of the Fund, and variations in the won/dollar exchange rate.

This report is sent to the shareholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

In Brief
--------------------------------------------------------------------------------
o The weak market environment that characterized most of the twelve-month period turned positive in May as prospects improved for many South Korean companies and deregulation of the financial markets continued.

o The Korea Fund, Inc. successfully raised $145 million in new assets through a rights offering completed on April 18, 1997, which enhanced the Fund's participation in the improved investment environment.

o While the Fund returned -24.40% on net asset value for the entire twelve-month period, shareholders that participated in the rights offering in April were able to increase their share ownership in the Fund at a crucial time of change in the Korean market. Shares of the Fund, which trade on the New York Stock Exchange, declined 26.11% over the same period.

o The additional cash flow from the rights offering permitted Fund management to maintain and add to many existing positions in blue chip companies, which we believe have strong long-term prospects.


Letter to Shareholders
--------------------------------------------------------------------------------
Dear Shareholders:

   After many months of waiting, the South Korean stock market rallied towards the end of the twelve-month period ended June 30, 1997. The KOSPI began the period at 823.53, declined to 651.22 on December 31, 1996, and closed the period on June 30, 1997 at 745.40 for a price return of -9.49% in local currency terms, with essentially all of the market's rebound occurring in May. The rebound was powered by a reduction in interest rates, a smaller trade deficit, improved corporate profits, and most importantly, further implementation of financial industry deregulation. The Korean won declined 9.80% versus the U.S. dollar during the twelve months, further reducing returns for U.S.
dollar-based investors.

   The Fund's -24.40% return on net asset value for the twelve-month period reflects the change in net asset value from $18.52 to $13.22, a long-term capital gain distribution of 60 cents per share, and the net effect of the rights offering, which resulted in increased share ownership for participants. The Fund's publicly traded shares ended the period at $14.75, down from $21.13 twelve months ago. The NYSE price -- an indicator of market interest -- closed the period at an 11.6% premium over net asset value (NAV) on June 30, 1997.

Investment Environment

   The pessimism of the first ten months of the period gave way to improved market sentiment in May. The more favorable environment was driven by rebounding prospects for the semiconductor industry, which constitutes a substantial portion of Korea's economic base and stock market capitalization. There were also several fundamental and structural changes to the Korean market that helped foster a more favorable environment. On May 1, the Korean government continued its deregulation of the financial markets by increasing the foreign ownership limit from 20% to 23% of shares outstanding. The higher ownership limit caused many foreign investors to add to existing positions, contributing to the stock market rally.

   There were other reasons for the buoyant attitude of investors in May. A decline in interest rates improved stock market liquidity. Corporate earnings were expected to recover, with lower interest rates contributing to efforts to reduce costs. In addition, the May trade deficit declined. However, a continuation of financial difficulties at major firms, including Kia Motors

(not held in the portfolio), took the wind out of the market's sails in June. While Kia Motors did not file for bankruptcy, conditions may worsen before they improve for the company. This event put a damper on the market just as the environment seemed to be turning up.

Rights Offering

   The Fund successfully completed a rights offering on April 18, 1997, raising net proceeds of $145 million for investment in the Korean market. The rights offering commenced on March 31, 1997, making available rights to purchase 12,429,083 shares of the Fund's common stock at a subscription price of $12.00 per share. The Fund issued one right for each 1.01 shares held by shareholders as of March 31, 1997, rounded to the nearest whole right. In the primary subscription, three rights were required to purchase one new share. Of the 12,429,083 shares available in the offering, 12,104,661 were subscribed through the primary subscription. The remaining shares were issued at the same $12.00 subscription price on a pro rata basis to shareholders who elected to subscribe to the over-subscription privilege. At the close of business on April 24, 1997, the Fund included the net proceeds of the offering and the newly issued shares in the calculation of the Fund's net asset value.

   The oversubscribed rights offering was especially timely for the Fund. As Korean limits on stock ownership by foreigners were increased, the Fund took advantage of this opportunity by using cash from the Fund's rights offering to purchase additional shares of many companies currently held in the portfolio. Recently, many Korean companies have been making their own rights offerings, which requires the Fund to raise cash. By participating in these rights offerings, the Fund was able to avoid paying premiums for adding to existing positions. The Fund's rights offering also helped us avoid selling existing positions to raise cash for these rights offerings, which could have resulted in additional capital gains and potentially increased tax liability to shareholders.

Increased Investment Flexibility

   As a result of our requests to the Korean government, the Fund was granted permission to invest in initial public offerings (IPOs). Before the Fund's license was amended to permit IPO investments, no foreign investor could participate in IPOs. In the past, this limitation has confined the Fund's investments to companies traded in the secondary market. Purchasing stocks at the IPO avoids payment of the usual premium associated with the secondary market. The Fund did not participate in any IPOs during the period, but we expect to in the future.

   In addition, the Fund's license now permits investment in up to 20% of assets in bonds, up from the old limit of 10%. This is important because it provides the Fund with significantly increased flexibility to pursue attractive investment opportunities. This includes convertible bonds, which we believe are attractive. The convertible bond market has been relatively illiquid and inefficient in the past, due to a limited number of investors. The Korean government has been expediting the process for opening the bond market to foreign investors, which should help this market become more efficient, increasing the potential for higher convertible bond values. As a result, we added selected convertible bonds to the portfolio during the period.

Portfolio Strategy

   The Fund has continued to rely on intensive fundamental research to identify well-managed companies with promising long-term growth prospects. We focus on those companies we believe are positioned to perform well under a variety of economic conditions. We generally take a buy and hold approach, especially with respect to the Fund's top ten holdings which represent approximately 43% of the portfolio.

   During the twelve-month period, we primarily focused on adding to existing positions as we sought to take advantage of the higher equity ownership limits. When the new limits went into effect in May, we added to our holdings of SK Telecom, Samsung Electronics, Samsung Fire & Marine, Pohang Iron and Steel, and Kookmin Bank. Many of these stocks were added without paying a premium, which typically has ranged from 15 to 50% above the market price.

   We also added a number of new names to the portfolio including small companies with relatively high growth rates, such as Daou Technology, a software developer, and Dae Duck Electronics in the communications area. Daou Technology develops software for relational database management systems including ATM switches, CD ROM titles, and the Internet. We believe the company has good growth potential. Dae Duck Electronics provides wireless telephone services. The company is experiencing rapid earnings growth, yet we believe the stock is an attractive value. We expect growth companies such as Daou and Dae Duck should give the Fund an increased growth orientation, especially when combined with increased ownership limits and the Fund's expanded ability to participate in the IPO market.

   Bank and brokerage stocks rallied strongly in May, and the Fund's performance lagged somewhat for the year ended June 30, 1997. These stocks currently have less attractive fundamentals in our opinion, and because we prefer to emphasize stocks with solid long-term prospects, we had limited exposure in this area. In retrospect, we were glad that we stayed with our long-term investment approach, as the rally in bank and brokerage stocks was short lived.

Outlook

   We continue to have a positive long-term outlook for the Korean market. There are many indications that the economy is recovering: the trade deficit is falling, inventory growth has slowed, and wage increases have also been minimized recently. The Korean government is also expediting deregulation of many industries and implementing financial reform. As a result of less intervention by the government in business matters, Korean companies are expected to operate in a more efficient manner with improved profitability. Moreover, while uncertainties remain over the recent talks with North Korea, the mere fact that all parties have met for the first time since the original cease-fire is a major step for both countries. We believe these positive political developments are indicative of an improving environment that will benefit investors in Korean securities over the long term.

Sincerely,


/s/Nicholas Bratt               /s/Juris Padegs
Nicholas Bratt                  Juris Padegs
President                       Chairman of the Board

Other Information
--------------------------------------------------------------------------------
Investment Manager

   The investment manager and administrator of The Korea Fund, Inc. (the "Fund") is Scudder, Stevens & Clark, Inc. ("Scudder"), one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

   In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies which invest in foreign securities and are traded on the New York Stock Exchange: The Argentina Fund, The Brazil Fund, The Latin America Dollar Income Fund, Scudder New Asia Fund, Scudder New Europe Fund, Scudder Spain and Portugal Fund, Inc. and Scudder World Income Opportunities Fund.

Korean Adviser

   Daewoo Capital Management Co., Ltd., registered under the U.S. Investment Advisers Act of 1940, acts as Korean adviser to Scudder, Stevens & Clark, Inc., the Fund's investment manager. Daewoo Capital Management Co., Ltd. is a subsidiary of Daewoo Securities Co., Ltd., the largest Korean securities firm, and an affiliate of Daewoo Research Institute.

   Daewoo Capital Management Co., Ltd. provides investment advice, research, and assistance to Scudder. The Daewoo staff makes specific investment recommendations, which are then evaluated by Scudder's research department and portfolio managers in light of their own expertise and information from other sources in making investment decisions for the Fund.

A Team Approach to Investing

   The Korea Fund, Inc. is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

   Lead Portfolio Manager John J. Lee has set Fund investment strategy and overseen its daily operation since 1991, the year he joined Scudder's global equity area. Nicholas Bratt, Portfolio Manager, has been a member of the Portfolio team since 1984 and has over 20 years of experience in worldwide investing. Mr. Bratt, who has been at Scudder since 1976, is the Director of Scudder's Global Equity Department.

Dividend Reinvestment and Cash Purchase Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the Fund. We believe this Plan is attractive for shareholders. Its features are more fully described on page 31.

Net Asset Value

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information, the NAV of the Fund and other Scudder closed-end funds can be found in the "FT Managed Funds Service" section under the heading "Other Offshore Funds" below the Scudder, Stevens & Clark, Inc. banner.

THE KOREA FUND, INC.
INVESTMENT SUMMARY AS OF JUNE 30, 1997
-----------------------------------------------------------------
HISTORICAL
INFORMATION
LIFE OF FUND

                                      TOTAL RETURN (%)
               -------------------------------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (c)            INDEX (d)
               -------------------   --------------------   -------------------  -------------------
                           AVERAGE                AVERAGE               AVERAGE              AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL  CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------  -------------------
CURRENT QUARTER      4.98       -        3.40         -         11.07        -       10.05        -
ONE YEAR           -26.11  -26.11      -24.40     -24.40       -17.57   -17.57       -9.49    -9.49
THREE YEAR         -23.32   -8.47      -18.92      -6.75       -27.30   -10.08       -5.20    -1.77
FIVE YEAR           51.38    8.65       43.68       7.52        20.59     3.82       35.03     6.19
TEN YEAR            10.68    1.02      108.49       7.62        65.50     5.17       81.03     6.11

-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (a)
YEARLY PERIODS ENDED JUNE 30

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.


                           1988      1989    1990      1991     1992     1993      1994     1995     1996      1997
                     ----------------------------------------------------------------------------------------------
NET ASSET VALUE (B)...   $ 13.97   $ 16.84  $ 14.45   $ 10.27  $ 10.75  $ 11.40  $ 18.66  $ 19.89  $ 18.52  $ 13.22
INCOME DIVIDENDS......   $   .29   $   .11  $   .08   $     -  $   .06  $   .04  $   .01  $     -  $   .06  $     -
CAPITAL GAINS
DISTRIBUTIONS.........   $   .68   $  1.74  $  1.88   $  2.20  $   .34  $   .20  $     -  $   .15  $   .36  $   .60
TOTAL RETURN (%)......     31.57     33.21    -9.52    -14.91     7.87     8.20    63.77    13.00    -5.09   -24.40

(a)  Total  investment  returns  reflect  changes  in net asset  value per share during each period and assume that dividends and capital gains distributions, if any were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) Net asset value per share for 1988 has been adjusted for a 200% stock dividend paid in October 1988.
(c)  Korea Stock Price Index ("KOSPI") in U.S. Dollars.
(d)  Korea Stock Price Index ("KOSPI") in local terms.

     PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

PORTFOLIO SUMMARY as of June 30, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Common Stocks                      76%
Convertible Bonds                   9%
Bonds                               6%
Cash Equivalents                    5%
Preferred Stocks                    4%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
Sector breakdown of the Fund's equity securities
--------------------------------------------------------------------------
Financial                          17%
Communications                     16%
Technology                         14%
Consumer Staples                    8%
Manufacturing                       8%
Durables                            7%
Utilities                           6%
Metals & Minerals                   5%
Construction                        5%
Other                              14%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(43% OF PORTFOLIO)
--------------------------------------------------------------------------
1.   SK TELECOM CO., LTD.
     (Formerly Korea Mobile Telecom) Mobile telecommunication services

2.   SAMSUNG ELECTRONICS CO., LTD.
     Major electronics manufacturer

3.   SAMSUNG FIRE & MARINE INSURANCE CO.
     Insurance company

4.   KOREA ELECTRIC POWER CO.
     Electric utility

5.   POHANG IRON & STEEL CO., LTD.
     Leading steel producer

6.   HANSOL PAPER MANUFACTURING CO., LTD.
     Korea's leading paper manufacturer

7.   YUKONG, LTD.
     Korea's leading oil refiner

8.   SAMSUNG DISPLAY DEVICES CO.
     Leading manufacturer of CRT and picture tubes

9.   SEWON CO., LTD.
     Producer of starch, corn sweeteners and amino acids

10.  HYUNDAI MOTOR SERVICES CO., LTD.
     Auto parts and service

The Korea Fund, Inc.
Investment Performance
--------------------------------------------------------------------------------

                       KOREA FUND INVESTMENT PERFORMANCE
          History (in terms of N.Y.S.E. Value) of a $10,000 Investment in Fund Shares vs. the S&P 500 Index*

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE:

BAR CHART DATA:

 WITH INCOME         WITH CAPITAL          CHANGE IN SHARE       S&P 500
 DISTRIBUTIONS       GAINS DISTRIBUTION    VALUE OF INITIAL      TOTAL RETURN
 REINVESTED          REINVESTED            INITIAL               ($79,766)
 ----------          ----------            -------               ---------

     10942              10942               10942                  10000
     11983              11983               11983                   9972
     11875              11875               11875                  10159
     11458              11458               11458                  11095
     12292              12292               12292                  11906
     11787              11250               11250                  11422
     15393              14692               14692                  13395
     20632              19692               19692                  15286
     29440              27817               27817                  16186
     32537              30709               30625                  15054
     30103              28411               28333                  15905
     56221              53061               52917                  19304
     62087              58597               58438                  20265
     67523              63039               62396                  21689
     51016              47628               45938                  16801
     73921              69011               66563                  17755
     65476              61127               58958                  18925
     59075              54750               50000                  18993
     80516              74621               65625                  19608
    108121             100205               88125                  21000
     97003              89900               79063                  22837
    133542             123540              105000                  25283
    111177             102850               85938                  25801
     73983              68442               57188                  25017
     71557              66198               55313                  26571
     44506              41173               30625                  22930
     48402              44777               31250                  24976
     56630              52389               36563                  28611
     54694              50598               35313                  28520
     57251              52736               36250                  30052
     50380              46407               31563                  32576
     47387              43650               29688                  31761
     45392              41813               28438                  32345
     49876              45787               30625                  33368
     57001              52328               35000                  35054
     52421              48123               32188                  36585
     61073              56066               37500                  36763
     59037              54197               36250                  37711
     97766              89706               60000                  38587
     78417              71951               48125                  37122
     89619              82230               55000                  37277
    107003              98181               65313                  39097
     93227              85541               56875                  39091
     87592              80371               53438                  42897
     84754              73790               49063                  46995
     96871              84340               55313                  50730
     96850              84082               55000                  53785
     92448              80261               52500                  56670
     92999              80738               52813                  59211
     83103              72148               45625                  60998
     67735              58805               37188                  66080
     65548              56829               35938                  67903
     68716              59657               36875                  79766

The Korea Fund, Inc.
Investment Performance
--------------------------------------------------------------------------------

                   KOREA FUND INVESTMENT PERFORMANCE (Cont'd)
          History (in terms of N.Y.S.E. Value) of a $10,000 Investment in Fund Shares*

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE:

BAR CHART DATA:

 WITH INCOME         WITH CAPITAL              CHANGE IN SHARE
 DISTRIBUTIONS       GAINS DISTRIBUTION        VALUE OF INITIAL
 REINVESTED          REINVESTED                INITIAL
 ----------          ----------                -------

    10000            10000                     10000
    10072            10072                     10072
    10269            10269                     10269
    10197            10197                     10197
    10305            10305                     10305
    10083            9624                      9624
    12599            12025                     12025
    16796            16030                     16030
    21224            20054                     20054
    23020            21726                     21667
    23315            22004                     21944
    31873            30082                     30000
    31788            30001                     29919
    31515            29422                     29122
    33685            31447                     30332
    38620            36055                     34776
    41695            38926                     37545
    40580            37609                     34346
    52539            48693                     42823
    62236            57679                     50726
    55541            51474                     45269
    65403            60505                     51425
    64511            59679                     49866
    60372            55851                     46667
    50252            46489                     38844
    42973            39754                     29570
    46216            42755                     29839
    45050            41676                     29086
    42760            39558                     27608
    45385            41806                     28737
    45269            41699                     28360
    54323            50039                     34032
    46127            42489                     28898
    42992            39467                     26398
    46494            42683                     28548
    46844            43004                     28763
    49909            45817                     30645
    50128            46018                     30780
    72887            66877                     44731
    74814            68646                     45914
    81735            74996                     50161
    94468            86679                     57661
    90991            83489                     55511
    91123            83610                     55591
    92364            80416                     53468
    104044           90585                     59409
    94862            82356                     53871
    93916            81535                     53333
    87667            76110                     49785
    80692            70054                     44301
    66394            57642                     36452
    64093            55644                     35188
    66274            57537                     35565

[Logo of The Korea Fund, Inc.]
Investment Portfolio as of June 30, 1997

=============================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------
                                Principal                                                                            Market
                                Amount (d)                                                                          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 4.8%

                        U.S.$    31,138,000     Repurchase Agreement with Donaldson, Lufkin &
                                                   Jenrette dated 6/30/97 at 5.9% to be repurchased
                                                   at $31,143,103 on 7/1/97, collateralized by a
                                                   $24,098,000 U.S. Treasury Note, 10.75%, 8/15/05
                                                   (Cost $31,138,000) ...........................................  31,138,000
                                                                                                                   ----------
-----------------------------------------------------------------------------------------------------------------------------
BONDS 5.6%
                             10,000,000,000     Korea Tungsten Exchange Bond, Zero Coupon with
                                                   36.03% bonus interest at maturity, 11/11/98(b) (e) ...........  13,893,812
                             20,000,000,000     Republic of Korea Foreign Exchange Stabilization Bond,
                                                   1997-3, 12.61%, 8/20/97 ......................................  22,527,175
                                                                                                                   ----------
                                                TOTAL BONDS (Cost $37,652,710)                                     36,420,987
                                                                                                                   ----------

-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS 9.4%

CONSUMER DISCRETIONARY 0.3%
   Recreational Products      1,000,000,000     Shin Ho Electronic & Communication Co., Zero Coupon,
                                                   with 21.16% bonus interest at maturity
                                                   12/31/00 (b) (e) .............................................   1,656,068
                                                                                                                   ----------
CONSUMER STAPLES 1.0%
   Food & Beverage 0.5%         800,000,000     Crown Confectionery Co., 3% with 16.28%bonus
                                                   interest at maturity, 12/31/97 (b) (e) .......................   1,000,170
                              2,000,000,000     Haitai Confectionery Co., 1% with 12.69% bonus interest
                                                   at maturity, 6/30/98 (b) (e) .................................   2,276,763
                                                                                                                   ----------
                                                                                                                    3,276,933
                                                                                                                   ----------
   Textiles 0.5%        U.S.$     1,000,000     Kolon Industries, Inc., 0.25%, 12/31/04 .........................     515,000
                              2,400,000,000     Kukje Corp., 12% with 4.62% bonus interest
                                                   at maturity, 12/31/97 (b) (e) ................................   2,819,065
                                                                                                                   ----------
                                                                                                                    3,334,065
                                                                                                                   ----------
HEALTH 0.6%
   Pharmaceuticals            3,000,000,000     Korea Green Cross Corp., 1% with 11.88% bonus interest
                                                   at maturity, 12/31/97 (b) (e) ................................   3,578,432

                                400,000,000     Yuhan Corp., 5.5% with 25.41% bonus interest at
                                                    maturity,  12/31/97 (b) (e) .................................     544,196
                                                                                                                   ----------
                                                                                                                    4,122,628
                                                                                                                   ----------


    The accompanying notes are an integral part of the financial statements.

[Logo of The Korea Fund, Inc.]
Investment Portfolio (continued)

=============================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------
                                Principal                                                                            Market
                                Amount (d)                                                                          Value ($)
-----------------------------------------------------------------------------------------------------------------------------
DURABLES 0.6%
   Telecommunications
   Equipment 0.3%             2,000,000,000     En K Telecom Co., Zero Coupon with 35.114% bonus
                                                   interest at maturity, 12/31/00 (b) (e) .......................   2,103,041
                                                                                                                   ----------
   Tires 0.3%                 1,890,000,000     Hankook Tire Manufacturing Co. Ltd., Zero Coupon
                                                   with 5.83% bonus interest at maturity,
                                                   12/31/02 (b) (e) .............................................   2,137,632
                                                                                                                   ----------
Manufacturing 0.7%
Containers & Paper            4,000,000,000     Hansol Paper Manufacturing Co., Ltd., 3% with
                                                   28.84% bonus interest at maturity, 12/31/99 (b) (e) ..........   4,582,495
                                                                                                                   ----------
TECHNOLOGY 1.0%
Electronic Components/
Distributors 0.8%             5,000,000,000     Hyundai Electronics Industries Co., Zero Coupon with
                                                   35.54% bonus interest at maturity,  12/31/00 (b) (e) .........   5,054,685
                                                                                                                   ----------
Semiconductors 0.2%           1,604,800,000     D.I. Corporation, 3% with 34.44% bonus interest
                                                   at maturity,  12/31/00 (b) (e) ...............................   1,720,800
                                                                                                                   ----------
ENERGY 0.9%
Oil & Gas Production          2,000,000,000     Yukong, Ltd., 2% with 8.15% bonus interest at maturity,
                                                   12/31/97 (b) (e) .............................................   2,317,144
                              3,000,000,000     Yukong, Ltd., 1% with 13.92% bonus interest at maturity,
                                                   12/31/98 (b) (e) .............................................   3,269,636
                                                                                                                   ----------
                                                                                                                    5,586,780
                                                                                                                   ----------
METALS & MINERALS 0.7%
Steel & Metals                3,000,000,000     Dong Yang Steel Pipe Co., Zero Coupon with 20.13%
                                                   bonus interest at maturity, 12/31/00 (b) (e) .................   3,626,333
                                500,000,000     Sammi Steel Co. Ltd., 4% with 20.57% bonus interest
                                                   at maturity, 12/31/97 (b) (e) ................................     650,548
                                                                                                                   ----------
                                                                                                                    4,276,881
                                                                                                                   ----------
CONSTRUCTION 0.2%
Miscellaneous                 1,000,000,000     Sungwon Construction, 5% with 21.11% bonus
                                                   interest at maturity, 12/31/97 (b) (e) .......................   1,312,177
                                                                                                                   ----------
TRANSPORTATION 0.4%
Marine Transportation         2,000,000,000     Hanjin Shipping Co., 0.125% with 35.25% bonus
                                                  interest at maturity, 12/31/99 (b) (e) ........................   2,362,417
                                                                                                                   ----------
UTILITIES 3.0%
Electric Utilities            5,000,000,000     Korea Electric Power Co., 1% with 9.98% bonus interest
                                                   at maturity, 12/31/97 (b) (e) ................................   5,810,686



    The accompanying notes are an integral part of the financial statements.

=========================================================================================================
---------------------------------------------------------------------------------------------------------
           Principal                                                                             Market
           Amount (d)                                                                           Value ($)
---------------------------------------------------------------------------------------------------------

          2,300,000,000     Korea Electric Power Co., Zero Coupon with 30.5%
                               bonus interest at maturity, 12/31/98 (b) (e) .................   2,832,589

          9,951,000,000     Korea Electric Power Co., 5% with 9.5% bonus
                               interest at maturity, 12/31/00 (b) (e) .......................  11,206,081
                                                                                               ----------
                                                                                               19,849,356
                                                                                               ----------
                            TOTAL CONVERTIBLE BONDS (Cost $68,752,783) ......................  61,375,958
                                                                                               ----------
---------------------------------------------------------------------------------------------------------



PREFERRED STOCKS 4.0%
                                     Shares
                                     ------
CONSUMER DISCRETIONARY 0.1%
   Apparel & Shoes 0.1%              50,000   Shinwon Corp. ...............................   315,315
                                                                                            ---------
   Hotels & Casinos 0.0%              7,070   Hotel Shilla Co. ............................    34,952
                                                                                            ---------
CONSUMER STAPLES 0.8%
   Food & Beverage 0.2%

                                     70,690   Cheil Jedang Corp. .......................... 1,194,088
                                     10,000   Sewon Co., Ltd. .............................   420,045
                                                                                            ---------
                                                                                            1,614,133
                                                                                            ---------
   Package Goods/Cosmetics 0.1%     118,570   Pacific Corp. ...............................   787,796
                                                                                            ---------
   Textiles 0.5%                     10,700   BYC Co. Ltd. ................................   477,162
                                    225,910   Kolon Industries, Inc. ...................... 1,526,419
                                    184,000   Kohap Co., Ltd. .............................   476,577
                                    172,870   Sunkyong Industries, Ltd. ................... 1,010,355
                                                                                            ---------
                                                                                            3,490,513
                                                                                            ---------
HEALTH 0.1%
   Pharmaceuticals                    6,901   Korea Green Cross Corp. .....................   236,250
                                     13,300   Shinpoong Pharmaceutical Co., Ltd. ..........   119,820
                                                                                            ---------
                                                                                              356,070
                                                                                            ---------
FINANCIAL 1.2%
   Insurance 0.9%                    23,385   Samsung Fire & Marine Insurance Co. (c) (f) . 5,806,748
                                                                                            ---------
   Other Financial Companies 0.3%    50,000   LG Securities Co., Ltd. .....................   298,423
                                    137,310   Shin Young Securities .......................   827,262
                                    202,000   Ssangyong Investment & Securities ...........   955,405
                                                                                            ---------
                                                                                            2,081,090
                                                                                            ---------
SERVICE INDUSTRIES 0.1%
   Miscellaneous Commercial
   Services                          76,000   Sunkyong Ltd. ...............................   376,577
                                                                                            ---------

    The accompanying notes are an integral part of the financial statements.

[LOGO OF THE KOREA FUND, INC.]
Investment Portfolio (continued)

==================================================================================================================
------------------------------------------------------------------------------------------------------------------
                                                                                                          Market
                                          Shares                                                         Value ($)
------------------------------------------------------------------------------------------------------------------
DURABLES 0.3%
   Automobiles 0.2%                       119,130   Mando Machinery Corp. .............................  1,448,878
                                                                                                        ----------
   Telecommunications Equipment 0.1%        6,280   Sungmi Telecom Electronics Co. ....................    318,243
                                                                                                        ----------
   Tires 0.0%                              74,650   Kum Ho Co., Ltd.* .................................    232,861
                                                                                                        ----------

MANUFACTURING 0.4%
   Chemicals 0.3%                          31,700   Han Wha Co., Ltd. (b) .............................    180,276
                                           79,800   LG Chemical Co., Ltd. .............................    458,311
                                          116,380   Oriental Chemical Industries Co., Ltd. ............  1,048,468
                                                                                                        ----------
                                                                                                         1,687,055
                                                                                                        ----------
   Containers & Paper 0.1%                 60,000   Hansol Paper Manufacturing Co., Ltd.(b) ...........    540,541
                                                                                                        ----------
   Miscellaneous 0.0%                      60,000   Jindo Corp. .......................................    233,108
                                                                                                        ----------

TECHNOLOGY 0.6%
   Electronic Components/Distributors      14,318   Samsung Display Devices Co. .......................    349,888
                                          120,000   Samsung Electromechanics Co., Ltd. ................  1,513,514
                                           48,201   Samsung Electronics Co., Ltd. (c) (f) .............  2,272,992
                                                                                                        ----------
                                                                                                         4,136,394
                                                                                                        ----------
METALS & MINERALS 0.0%
   Steel & Metals                         37,170   Kangwon Industry ...................................    205,105
                                                                                                        ----------
CONSTRUCTION 0.3%
   Building Materials 0.1%                75,000   Ssangyong Cement Industrial Co., Ltd. ..............    460,304
                                          29,300   Sung Shin Cement Co., Ltd. .........................    224,369
                                          50,000   Tong Yang Cement Co., Ltd. .........................    320,946
                                                                                                        ----------
                                                                                                         1,005,619
                                                                                                        ----------
   Miscellaneous 0.2%                     95,000   Hyundai Engineering & Construction Co. .............    941,441
                                           7,050   Tae Young Corp. ....................................    119,088
                                                                                                        ----------
                                                                                                         1,060,529
                                                                                                        ----------
TRANSPORTATION 0.1%
   Airlines 0.0%                          22,320   Korean Airlines Co., Ltd. ..........................    150,811
                                                                                                        ----------
   Trucking 0.1%                          25,500   Global Enterprises Co., Ltd. .......................    410,642
                                                                                                        ----------
                                                   TOTAL PREFERRED STOCKS (Cost $35,906,263) .......... 26,292,980
                                                                                                        ----------
------------------------------------------------------------------------------------------------------------------


COMMON STOCKS 76.2%

   Consumer Discretionary 2.3%
   Department & Chain Stores 2.0%        182,591   Hwa Sung Industries Co. ............................  3,207,680
                                         169,014   Shinsegae Department Store Co. .....................  6,661,588

    The accompanying notes are an integral part of the financial statements.

[LOGO OF THE KOREA FUND, INC.]
Investment Portfolio (continued)

======================================================================================================
------------------------------------------------------------------------------------------------------
                                                                                              Market
                                      Shares                                                 Value ($)
------------------------------------------------------------------------------------------------------
                                     225,328   Taegu Department Stores Co. ................  3,476,344
                                                                                            ----------
                                                                                            13,345,612
                                                                                            ----------

   Hotels & Casinos 0.3%             170,000   Hotel Shilla Co.* ..........................  1,533,446
                                                                                            ----------
CONSUMER STAPLES 5.6%
   Food & Beverage 3.8%               89,990   Cheil Jedang Co. ...........................  4,215,748
                                     120,000   Dongwon Industries Company..................  1,621,622
                                      22,670   Nam Yang Dairy Products.....................  2,655,045
                                      46,718   Nhong Shim Co., Ltd.........................  1,999,194
                                      48,000   Pulmuone Co., Ltd...........................  2,010,811
                                     102,260   Sewon Co., Ltd. (g)......................... 12,149,133
                                                                                            ----------
                                                                                            24,651,553
                                                                                            ----------

   Package Goods/Cosmetics 0.2%       50,000   Hankook Cosmetics Co. ......................  1,345,721
                                                                                            ----------
   Textiles 1.6%                      13,200   BYC Co., Ltd. ..............................  1,360,135
                                      90,000   Choong Nam Spinning Co., Ltd.*..............  1,114,865
                                      10,000   Dae Ha Fashion Co.*.........................    388,514
                                       2,610   Daehan Synthetic Fiber Co...................    264,233
                                      48,240   Hankook Synthetics Inc......................  2,444,594
                                      40,192   Hyosung T&C Co., Ltd........................  1,131,532
                                      40,969   Kolon Industries, Inc.......................    788,930
                                       5,040   Taekwang Industrial Co., Ltd................  1,986,486
                                      15,000   Vivien Corp. ...............................  1,131,757
                                                                                            ----------
                                                                                            10,611,046
                                                                                            ----------

HEALTH 3.0%
   Pharmaceuticals                    79,420   Chong Kun Dang Co., Ltd. ...................  3,756,351
                                      21,011   Daewoong Pharmaceutical Co..................    934,611
                                     245,830   Dong-A Pharmaceutical Co., Ltd..............  6,450,269
                                      16,550   Korea Green Cross Corp......................  1,304,617
                                     169,604   Yuhan Corporation...........................  7,200,530
                                                                                            ----------
                                                                                            19,646,378
                                                                                            ----------

COMMUNICATIONS 13.9%
   Cellular Telephone 13.6%          111,092   SK Telecom Co., Ltd. (c) (f) ............... 82,899,903
                                      11,998   SK Telecom Co ..............................  6,174,646
                                                                                            ----------
                                                                                            89,074,549
                                                                                            ----------

   Telephone/Communications 0.1%      12,000   Sam Woo Communications Co.* ................    783,784
                                                                                            ----------
   Miscellaneous 0.2%                 20,000   Communication Network Interface Co.* .......  1,186,937
                                                                                            ----------


    The accompanying notes are an integral part of the financial statements.

[LOGO OF THE KOREA FUND, INC.]
Investment Portfolio (continued)

=========================================================================================================
---------------------------------------------------------------------------------------------------------
                                                                                                 Market
                                      Shares                                                    Value ($)
---------------------------------------------------------------------------------------------------------

FINANCIAL 14.1%
   Banks 6.9%            438,120     Bank of Cheju ..........................................   2,960,270
                         571,400     Cho Hung Bank (GDS) ....................................   4,142,650
                         159,786     Daegu Bank .............................................   1,329,751
                         280,570     Hanil Bank .............................................   1,579,786
                         405,860     Housing & Commercial Bank ..............................   6,764,333
                         130,676     Kookmin Bank (c) .......................................   2,466,951
                         438,138     Kookmin Bank ...........................................   6,266,163
                         561,044     Korea Exchange Bank ....................................   3,696,067
                         150,000     Korea First Bank .......................................     625,000
                         625,130     Korea Long Term Credit Bank ............................   9,644,461
                         457,660     Shin Han Bank ..........................................   5,669,212
                                                                                               ----------
                                                                                               45,144,644
                                                                                               ----------

   Insurance 5.7%         48,984     Daehan Fire & Marine Insurance Co., Ltd. ...............   1,704,511
                          44,656     Hyundai Marine & Fire Insurance Co. ....................   1,805,350
                          79,912     L.G. Insurance Co., Ltd. ...............................   4,841,515
                          75,857     Samsung Fire & Marine Insurance Co. (c) (f) ............  28,492,504
                                                                                               ----------
                                                                                               36,843,880
                                                                                               ----------

   Other Financial
     Companies 1.5%      100,000     Dongwon Securities Co. .................................   1,317,568
                         232,802     Hyundai Securities* ....................................   3,539,220
                         150,000     LG Securities Co., Ltd.* ...............................   1,824,324
                         205,000     Shinyoung Securities ...................................   3,162,725
                                                                                               ----------
                                                                                                9,843,837
                                                                                               ----------
SERVICE INDUSTRIES 0.7%
   Miscellaneous Commercial
   Services              287,721     Samsung Co., Ltd. ......................................   3,985,325
                          54,595     Sunkyong Ltd. ..........................................     657,845
                                                                                               ----------
                                                                                                4,643,170
                                                                                               ----------
DURABLES 5.6%
   Automobiles 3.4%
                         116,209     Hyundai Motor Co., Ltd. ................................   3,481,035
                         478,369     Hyundai Motor Services Co., Ltd. .......................  11,582,132
                          83,341     Mando Machinery Corp. ..................................   2,721,722
                          35,000     Samlip Industrial Co. ..................................   1,493,806
                          90,000     Yoosung Enterprise Co. .................................   3,040,541
                                                                                               ----------
                                                                                               22,319,236
                                                                                               ----------

   Leasing Companies 0.2% 93,000     Korea Development Leasing Co. ..........................   1,026,351
                                                                                               ----------
   Telecommunications
   Equipment 0.6%         22,050     LG Information & Communication Ltd. ....................   2,731,419


    The accompanying notes are an integral part of the financial statements.

==================================================================================================================
------------------------------------------------------------------------------------------------------------------
                                                                                                          Market
                                                   Shares                                                Value ($)
------------------------------------------------------------------------------------------------------------------
                                                   10,890   Sungmi Telecom Electronics Co. ............  1,348,986
                                                                                                        ----------
                                                                                                         4,080,405
                                                                                                        ----------

   Tires 1.4%                                     218,481   Hankook Tire Manufacturing Co., Ltd. ......  9,472,431
                                                                                                        ----------

MANUFACTURING 6.1%
   Chemicals 1.8%                                 159,444   Han Wha Co., Ltd. .........................  1,849,407

                                                   61,440   Korea Chemical Co. ........................  5,043,892
                                                  240,009   LG Chemical Co., Ltd. .....................  3,324,449
                                                   65,762   Oriental Chemical Industries Co., Ltd. ....  1,547,777
                                                                                                        ----------
                                                                                                        11,765,525
                                                                                                        ----------

   Containers & Paper 2.5%                        137,333   Asia Paper Manufacturing Co. ..............  3,696,237
                                                   50,934   Dae Young Packaging Co. ...................  2,466,399
                                                  325,218   Hansol Paper Manufacturing Co., Ltd. ......  8,240,321
                                                                                                        ----------
                                                   29,214   Korea Export Packaging Industries .........    536,248
                                                   55,000   Shin Poong Paper Manufacturing Co., Ltd. ..  1,517,455
                                                                                                        ----------
                                                                                                        16,456,660
                                                                                                        ----------

   Diversified Manufacturing 0.5%                  92,339   Samsung Heavy Industries Co., Ltd. ........    973,303
                                                   70,000   Hyundai Heavy Industries* .................  2,561,937
                                                                                                        ----------
                                                                                                         3,535,240
                                                                                                        ----------

   Electrical Products 0.5%                       114,086   Kyungwon Century Co., Ltd. ................  3,250,423
                                                                                                        ----------
   Machinery/Components/Controls 0.8%              23,000   Mirae Co. .................................  5,257,883
                                                                                                        ----------
   Miscellaneous 0.0%                               1,200   Jindo Corp. ...............................     13,919
                                                                                                        ----------
TECHNOLOGY 10.9%
   EDP Peripherals 0.2%                            41,240   Chung Ho Computer Co. .....................  1,346,802
                                                                                                        ----------
   Electronic Components/
   Distributors 10.2%                              20,000   Dae Duck Electronics Co. ..................  1,261,261
                                                  232,050   Samsung Display Devices ................... 12,046,740
                                                  296,280   Samsung Electromechanics Co., Ltd. ........  8,141,027
                                                  395,432   Samsung Electronics Co., Ltd. (c) (f) ..... 43,323,851
                                                   87,817   Trigem Computer Inc. ......................  2,037,196
                                                                                                        ----------
                                                                                                        66,810,075
                                                                                                        ----------
   Miscellaneous 0.5%                              30,270   Daou Technology Inc.* .....................  2,948,598
                                                                                                        ----------
ENERGY 1.1%
   Oil & Gas Production                           295,264   Yukong, Ltd. .....,........................  7,148,847
                                                                                                        ----------
METALS & MINERALS 4.2%
   Coal Mining 0.3%                                30,000   Dongwon Company Ltd.* .....................  2,091,216
                                                                                                        ----------

    The accompanying notes are an integral part of the financial statements.

[LOGO OF THE KOREA FUND, INC.]
Investment Portfolio (continued)

===========================================================================================================
-----------------------------------------------------------------------------------------------------------
                                                                                                   Market
                                            Shares                                                Value ($)
-----------------------------------------------------------------------------------------------------------

   Steel & Metals 3.9%                     230,857   Inchon Iron & Steel Co. ..................   4,705,531
                                            86,320   Pohang Iron & Steel Co., Ltd. (c) ........   8,778,977
                                           169,320   Pohang Iron & Steel Co., Ltd. ............  12,126,973
                                                                                                -----------
                                                                                                 25,611,481
                                                                                                -----------

CONSTRUCTION 4.3%
   Building Materials 2.0%                  10,000   Asia Cement Manufacturing Co. ............     326,577
                                            26,400   Hanil Cement Manufacturing Co., Ltd. .....   1,424,054
                                           234,337   Keum Kang Co., Ltd. ......................  11,189,064
                                                                                                -----------
                                                                                                 12,939,695
                                                                                                -----------

   Homebuilding 0.1%                        47,226   Keang Nam Enterprises ....................     329,731
                                                                                                -----------
   Miscellaneous 2.2%                      143,784   Dong Ah Construction Industries Co., Ltd.    2,720,238
                                           185,141   Hyundai Engineering & Construction Co. ...   4,753,620
                                           205,350   LG Construction Co. ......................   3,445,625
                                            70,000   Tae Young Corp. ..........................   3,436,937
                                                                                                -----------
                                                                                                 14,356,420
                                                                                                -----------

TRANSPORTATION 1.9%

   Airlines 0.9%                           300,146   Korean Air Co., Ltd.* ....................   5,644,638
                                                                                                -----------
   Marine Transportation 0.3%              107,930   Hyundai Merchant & Marine Co. ............   2,029,765
                                                                                                -----------
   Trucking 0.7%                           214,104   Korea Express Co., Ltd. ..................   4,798,051
                                                                                                -----------

UTILITIES 2.5%
   Electric Utilities 1.5%                 260,900   Korea Electric Power Co. .................   7,785,867
                                            91,000   Korea Electric Power Co. (ADR) ...........   1,700,563
                                                                                                -----------
                                                                                                  9,486,430
                                                                                                -----------
   Natural Gas Distribution 1.0%            36,179   Daehan City Gas Co. ......................   1,625,610
                                            61,287   Daesung Industrial, Ltd. .................   3,209,285
                                            31,504   Samchully Co. ............................   2,022,216
                                                                                                -----------
                                                                                                  6,857,111
                                                                                                -----------
                                                     TOTAL COMMON STOCKS (Cost $366,290,407) .. 498,231,490
                                                                                                -----------
-----------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                       (Cost $539,740,163) (a) ................ 653,459,415
                                                                                                ===========


*    Non-income producing security

(a) The cost for federal income tax purposes was $541,903,059. At June 30, 1997, net unrealized appreciation for all securities based on tax cost was $111,556,356. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $183,479,052 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $71,922,696.


    The accompanying notes are an integral part of the financial statements.

================================================================================
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $75,475,587 (11.4% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1997 aggregated $84,081,442. These securities may also have certain restrictions as to resale (See Note A to the Notes to Financial Statements).

(c) Certain investments in Korean equity securities that have met the limit for aggregate foreign ownership and for which premiums to the local stock exchange prices are offered by prospective foreign investors. The aggregate premium of $43,935,662 over the local share price of $130,106,264 for these securities valued by the Valuation Committee was approximately 6.6% of the Fund's net assets at June 30, 1997. The cost of these securities at June 30, 1997 was $35,090,644 (See Note A to the Notes to Financial Statements). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values or other market factors, respectively. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

(d) Principal amount stated in Korean won unless otherwise noted. U.S.$ United States Dollar.

(e) Bonus interest represents the amount available to be paid to the holder at maturity in lieu of conversion.

(f) At June 30, 1997, 26% of the Fund's net assets were invested in SK Telecom Co., Ltd., Samsung Electronics Co., Ltd. and Samsung Fire & Marine Insurance Co.

(g)  Affiliated issuer (See Notes to Financial Statements).




    The accompanying notes are an integral part of the financial statements.

[LOGO OF THE KOREA FUND, INC.]
Financial Statements
================================================================================
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997
---------------------------------------------------------------------------------------------------------

ASSETS

Investments, at market:
        Unaffiliated issuer (identified cost $528,289,205) ................   $641,310,282
        Affiliated issuer (identified cost $11,450,958) ...................     12,149,133
                Total investments, at market (identified cost $539,740,163)                  $653,459,415
Foreign currency at market (identified cost $17,927,599) ..................                    17,960,736
Receivables:
        For investments sold ..............................................                     1,949,464
        Dividends and interest ............................................                       931,744
Other assets ..............................................................                        31,798
                                                                                             ------------
                Total assets ..............................................                   674,333,157

LIABILITIES

Payables:
        Payable for investments purchased .................................     11,319,052
        Accrued management fee ............................................        549,349
        Offering fees .....................................................        394,728
        Other payables and accrued expenses ...............................        974,321
                                                                              ------------
                Total liabilities .........................................                    13,237,450
                                                                                             ------------
Net assets, at market value ...............................................                  $661,095,707
                                                                                             ============

NET ASSETS
Net assets consist of:
        Net unrealized appreciation (depreciation) on:
                Investments ...............................................                  $113,719,252
                Won .......................................................                        33,137
                Won related transactions ..................................                        (2,960)
        Accumulated net realized loss .....................................                    (7,993,149)
        Paid-in capital ...................................................                   555,339,427
                                                                                             ------------
Net assets, at market value ...............................................                  $661,095,707
                                                                                             ============

NET ASSET VALUE per share ($661,095,707/49,999,999 shares of common stock
        issued and outstanding, 50,000,000 shares authorized, $.01 par value)                $      13.22
                                                                                             ============




    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

================================================================================
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1997
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
        Income:
                Dividends (net of withholding taxes of $1,209,823) ........                 $   5,454,088
                Interest (net of withholding taxes of $862,784) ...........                     4,958,952
                                                                                            -------------
                                                                                               10,413,040

        Expenses:
                Management fee ............................................   $  5,914,297
                Custodian and accounting fees .............................      1,172,623
                Directors' fees and expenses ..............................        167,979
                Legal .....................................................         79,500
                Auditing ..................................................        110,719
                Reports to shareholders ...................................         84,176
                Services to shareholders ..................................         71,658
                Other .....................................................         53,079      7,654,031
                                                                              ------------  -------------
        Net investment income .............................................                     2,759,009
                                                                                            -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
        Net realized loss during the period on:
                Investments ...............................................     (7,756,119)
                Won .......................................................     (5,420,236)
                Won related transactions ..................................       (284,819)   (13,461,174)
                                                                              ------------
        Net unrealized appreciation (depreciation) during the period on:
                Investments ...............................................   (148,798,405)
                Won .......................................................      2,406,814
                Won related transactions ..................................          2,536   (146,389,055)
                                                                              ------------  -------------
        Net loss on investment transactions ...............................                  (159,850,229)
                                                                                            -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................                 $(157,091,220)
                                                                                            =============






    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO OF THE KOREA FUND, INC.]
Financial Statements (continued)
================================================================================
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------


                                                                               YEARS ENDED JUNE 30,
                                                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS                                             1997           1996
-------------------------------------------------------------------------------------------------------
Operations:
        Net investment income (loss) .................................   $   2,759,009    $     738,094

        Net realized gain (loss) from investment transactions ........     (13,461,174)      24,164,248

        Net unrealized appreciation (depreciation)
            on investment transactions during the period .............    (146,389,055)     (60,906,538)
                                                                         -------------    -------------
Net increase (decrease) in net assets resulting from operations ......    (157,091,220)     (36,004,196)
                                                                         -------------    -------------
Distributions to shareholders:
        From net investment income ...................................              --         (738,094)
                                                                         -------------    -------------
        In excess of net investment income ...........................              --       (1,489,524)
                                                                         -------------    -------------
        From net realized gains on investment transactions ...........     (22,312,637)     (13,231,733)
                                                                         -------------    -------------
Fund share transactions:
        Net Proceeds of shares issued in connection with
            the Fund's rights offering, net of broker
            and dealer manager fees of $3,254,988  and
            expenditures and offering costs of $757,113 ..............     145,136,895               --
        Reinvestment of distributions ................................       6,675,083        5,604,398
                                                                         -------------    -------------
        Net increase (decrease) in net assets
           from Fund share transactions ..............................     151,811,978        5,604,398
                                                                         -------------    -------------
INCREASE (DECREASE) IN NET ASSETS ....................................     (27,591,879)     (45,859,149)
Net assets at beginning of period ....................................     688,687,586      734,546,735
                                                                         -------------    -------------
NET ASSETS AT END OF PERIOD ..........................................   $ 661,095,707    $ 688,687,586
                                                                         =============    =============
OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period ............................      37,188,528       36,930,508
        Shares issued in connection with the Fund's rights offering ..      12,429,083               --
        Shares issued to shareholders in reinvestment of
        distributions ................................................         382,388          258,020
                                                                         -------------    -------------
Net increase (decrease) in Fund shares ...............................      12,811,471          258,020
                                                                         -------------    -------------
Shares outstanding at end of period ..................................      49,999,999       37,188,528
                                                                         =============    =============


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO OF THE KOREA FUND, INC.]
Financial Highlights
================================================================================
--------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
--------------------------------------------------------------------------------

                                                                                       YEARS ENDED JUNE 30,
                                                                       ------------------------------------------------------
                                                                        1997        1996        1995        1994        1993
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ............................      $18.52      $19.89      $18.66      $11.40      $10.75
                                                                       ------      ------      ------      ------      ------
Income from investment operations (a):
  Net investment income (loss) ..................................         .07         .02        (.02)       (.03)        .02
  Net realized and unrealized gain (loss) on
    investment transactions .....................................       (4.48)(c)    (.97)       2.42        7.13         .86
                                                                       ------      ------      ------      ------      ------
Total from investment operations ................................       (4.41)      (0.95)       2.40        7.10         .88
                                                                       ------      ------      ------      ------      ------
Less distributions:
  From net investment income ....................................          --        (.02)         --        (.01)       (.04)
  In excess of net investment income ............................          --        (.04)         --          --          --
  From net realized gains on investment transactions ............        (.60)       (.36)       (.15)         --        (.20)
                                                                       ------      ------      ------      ------      ------
Total distributions .............................................        (.60)       (.42)       (.15)       (.01)       (.24)
                                                                       ------      ------      ------      ------      ------
Antidilution (dilution) resulting from the rights offering
  (1997 and 1995), fourth tranche (1994), and reinvestment
  of distributions for shares at market value ...................        (.29)         --       (1.02)        .22         .01
                                                                       ------      ------      ------      ------      ------
Underwriting expenditures and offering costs ....................          --          --          --        (.05)         --
                                                                       ------      ------      ------      ------      ------
Net asset value, end of period ..................................      $13.22      $18.52      $19.89      $18.66      $11.40
                                                                       ======      ======      ======      ======      ======
Market value, end of period .....................................      $14.75      $21.13      $19.63      $22.00      $15.00
                                                                       ======      ======      ======      ======      ======
TOTAL RETURN
Per share market value (%) ......................................      (26.11)       9.73       (5.43)      46.74       34.54
Per share net asset value (%)(b) ................................      (24.40)      (5.09)      13.00       63.77        8.20
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ..........................         661         689         735         550         258
Ratio of operating expenses to average net assets (%) ...........        1.28        1.28        1.32        1.37        1.52
Ratio of net investment income (loss) to average
  net assets (%) ................................................         .46         .10        (.10)       (.18)        .15
Portfolio turnover rate (%) .....................................        12.9        32.6        10.5        14.3        14.3
Average commission rate paid (d) ................................      $.1065      $.1254          --          --          --

(a)  Based on monthly average of shares outstanding during each period.
(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(c) Due to the timing and magnitude of the rights offering, the amounts reported herein are not proportional to the aggregate value reported in the Statements of Changes in Net Assets.
(d) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after June 30, 1996.

--------------------------------------------------------------------------------

[LOGO OF THE KOREA FUND, INC.]
Notes to Financial Statements
================================================================================
--------------------------------------------------------------------------------

A. SIGNIFICANT ACCOUNTING POLICIES

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on the Korean, U.S., or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used.

Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors. See notes (b) and (c) of the notes to the Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

DIVIDEND INCOME. Korean-based corporations have generally adopted calendar year-ends, and their corporate actions are normally approved by their boards of directors and shareholders in the first quarter of each calendar year. Accordingly, dividend income from Korean equity investments is earned and received by the Fund primarily in the first calendar quarter of each year. As a result, the Fund, which has a June 30 year end, receives substantially less dividend income in the first half of its year than in the second half of such year.

INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1996 through June 30, 1997, the Fund incurred approximately $5,831,000 of realized long-term capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending June 30, 1998.

Under the United States-Korea Income Tax Treaty, as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the United States-Korea Income Tax Treaty, there is no Korean withholding tax on realized capital gains.

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is made annually. It is expected that net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards which, if not distributed, would be taxable to the Fund, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting

================================================================================
--------------------------------------------------------------------------------

principles. These differences relate primarily to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized gain (loss) from won related transactions includes net currency gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of won and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes. At June 30, 1997 the exchange rate for Korean won was U.S. $0.001126 to W 1.

SUBSCRIPTIONS FOR NEW SHARES. As part of their annual corporate action matters, certain Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund follows a policy of subscribing to new share offerings by Korean companies.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue and acquisition discounts are accreted for both tax and financial reporting purposes.

B. PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $261,809,208 and $69,310,088, respectively.

C. RELATED PARTIES

Under the Management Agreement the Fund agrees to pay the Manager a monthly fee at an annual rate equal to 1.15% of the Fund's month-end net assets up to and including $50,000,000, 1.10% of such net assets on the next $50,000,000, 1% of such assets on the next $250,000,000, 0.95% of such net assets on the next $400,000,000, and 0.90% of such net assets in excess of $750,000,000. For the year ended June 30, 1997, the fee pursuant to such agreement amounted to $5,914,297 which was equivalent to an annual effective rate of .99% of the Fund's average month-end net assets.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder

[LOGO OF THE KOREA FUND, INC.]
Notes to Financial Statements (continued)
================================================================================
--------------------------------------------------------------------------------

approvals, the transaction is expected to close in the fourth quarter of 1997.

Under the Advisory Agreement, the Manager pays the Korean Adviser a monthly fee, equal to an annual rate of 0.2875% of the first $50,000,000 of the Fund's month-end net assets, 0.275% of such net assets on the next $50,000,000, and 0.25% of such net assets on the next $250,000,000, 0.2375% of such net assets on the next $400,000,000, and 0.225% of such net assets in excess of $750,000,000.

For the year ended June 30, 1997, brokerage commissions on investment transactions amounting to $54,442 were paid by the Fund to Daewoo Securities Co., Ltd., the parent company of the Korean Adviser.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1997, the amount charged to the Fund by SFAC aggregated $310,882, of which $29,173 is unpaid at June 30, 1997.

The Fund pays each Director not affiliated with the Manager or the Korean Adviser $6,000 annually plus specified amounts for attended board and committee meetings. For the year ended June 30, 1997, Directors' fees and expenses amounted to $167,979.

D. FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN KOREA

The Foreign Exchange Management Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund has obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities and, upon termination of the Fund or for payment of expenses in excess of income, to repatriate investment principal. The Minister of Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license to invest in Korean securities or, according to the terms of the license, revoke it in the event of the Fund's noncompliance with conditions of the license or a material violation of Korean law. The Minister of Finance and Economy or the Securities and Exchange Commission of Korea ("KSEC") may issue orders imposing additional restrictions, when deemed in the public interest, for the protection of investors or in the interest of maintaining an orderly securities market. Under the Foreign Exchange Management Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

Under current regulations of the Minister of Finance and Economy and the KSEC, foreigners are subject to certain restrictions with respect to investing in equity securities of Korean companies listed on the Korea Stock Exchange. Until May 1, 1997, total foreign investment was limited generally to 20% of each class of a company's outstanding shares, while a single foreign investor could only invest up to 5% of each class of outstanding shares. At May 1, 1997, the limits were increased from 20% to 23% and 5% to 6%, respectively. Pursuant to its license, however, the Fund may invest in shares representing 7% of each class in general.

E. INVESTING IN THE KOREAN MARKET

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States. These risks include

================================================================================
--------------------------------------------------------------------------------

revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, and future adverse political and economic developments.

Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

F. SUBSEQUENT EVENT

On July 22, 1997, shareholders approved an amendment to the Articles of Incorporation of the Fund which increased the number of authorized shares of common stock from 50,000,000 to 200,000,000.

G. TRANSACTION IN SECURITIES OF AFFILIATED ISSUER

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the period with companies which are or were affiliates are as follows:

                            Purchases      Sales     Dividend          Market
          Affiliate           Cost          Cost      Income            Value
    ----------------------------------------------------------------------------
        Sewon Co., Ltd     $11,450,958       --         --           $12,149,133
                           =====================================================

[LOGO OF THE KOREA FUND, INC.]
Report of Independent Accountants
================================================================================
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND THE SHAREHOLDERS OF THE KOREA FUND, INC.:

We have audited the accompanying statement of assets and liabilities of The Korea Fund, Inc. including the investment portfolio, as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Korea Fund, Inc. as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Boston, Massachusetts  COOPERS & LYBRAND L.L.P.
August 21, 1997

[LOGO OF THE KOREA FUND, INC.]
Tax Information
================================================================================
--------------------------------------------------------------------------------

The Fund paid distributions of $0.60 per share from net long-term capital gains during the year ended June 30, 1997.

Due to the nature of its investments, the Fund pays foreign taxes to the Republic of Korea throughout the year. As in prior years, the Fund may make an election under Section 853 of the Internal Revenue Code. This election would allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Additionally, shareholders would be required to report their proportionate share of such taxes paid as gross income (in addition to other amounts of reportable distributions paid by the Fund).

The Fund paid taxes to the Republic of Korea of $2,072,607 during the year ended June 30, 1997. During the fiscal year ended June 30, 1997, the Fund recognized $2,072,607 of foreign source income, all of which was derived from the Republic of Korea.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Korea Fund account, please call 800-426-5523.

Shareholder Meeting Results
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of The Korea Fund, Inc. was held on Tuesday, July 22, 1997, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue, New York, New York. The three matters voted upon by Shareholders and the resulting votes for each matter are presented below.


1. The election of three Directors to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.


        Director:                                  Number of Votes:
                                          For                    Withheld              Broker Non-Votes*
 Nicholas Bratt                       28,626,425                  905,806                      0
 Dr. Sang C. Lee                      28,974,273                  557,958                      0
 Wilson Nolen                         28,983,168                  549,063                      0



2. Ratification or rejection of the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending June 30, 1998.


                                             Number of Votes:
            For                      Against                   Abstain               Broker Non-Votes*
         28,452,403                  85,312                    994,516                       0



3. Approval or disapproval of an amendment to the Certificate of Incorporation of the Fund increasing the number of authorized shares of common stock of the Fund from 50 million to 200 million.


                                             Number of Votes:
            For                      Against                   Abstain               Broker Non-Votes*
         25,847,663                 3,353,080                  331,488                       0


--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Dividend Reinvestment and Cash Purchase Plan

The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the mean market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.


Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

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Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.


Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200, 1-800-426-5523.

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Officers and Directors
--------------------------------------------------------------------------------
JURIS PADEGS*
    Chairman of the Board and Director

CHANG HEE KIM
    Vice Chairman of the Board and Director

NICHOLAS BRATT*
    President and Director

ROBERT J. CALLANDER
    Director

WILLIAM H. GLEYSTEEN, JR.
    Director

DR. SANG C. LEE
    Director

TAI HO LEE
    Director

WILSON NOLEN
    Director

HUGH T. PATRICK
    Director

ROBERT W. LEAR
    Emeritus Founding Director

SIDNEY M. ROBBINS
    Emeritus Founding Director

JERARD K. HARTMAN*
    Vice President

KUN-HO HWANG
    Vice President

YOUNG H. KIM
    Vice President

DAVID S. LEE*
    Vice President

JOHN J. LEE*
    Vice President

DONG WOOK PARK
    Vice President

THOMAS F. McDONOUGH*
    Vice President, Secretary and Assistant Treasurer

PAMELA A. McGRATH*
    Vice President and Treasurer

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

*Scudder, Stevens & Clark, Inc.



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